ANNUAL REPORT  OCTOBER 31, 2000

Prudential
Global Growth Fund

Fund Type Global stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Growth Fund invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces, looking for growth industries. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets.
Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/00
48.0% United States
18.8  Continental Europe
 8.1  Japan
 6.3  United Kingdom
 6.1  Pacific Basin (excl. Japan)
 1.5  Canada
11.2  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
 4.3% Time Warner, Inc.
      Broadcasting & Publishing
 3.9  Citigroup, Inc.
      Banking
 3.9  Vodafone AirTouch PLC
      Telecommunications
 2.9  Solectron Corp.
      Electronic Components
 2.7  Electronic Arts, Inc.
      Computer Software & Services
 2.6  Omnicom Group, Inc.
      Advertising
 2.5  USA Networks, Inc.
      Broadcasting & Publishing
 2.3  Total Fina SA
      Oil & Gas Exploration
 2.3  NTT Mobile Communications
      Telecommunications
 2.2  Nokia Oyi
      Telecommunications

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1        As of 10/31/00

                              One      Five      Ten       Since
                              Year     Years    Years    Inception2
Class A                       9.80%   100.56%  251.22%     210.96%
Class B                       8.94     93.78   227.32      705.16
Class C                       8.89     93.38     N/A       110.24
Class Z                       9.97      N/A      N/A        94.82
Lipper Global Fund Avg.3     10.26    103.97   232.76       ***

Average Annual Total Returns1         As of 10/31/00

                              One      Five      Ten       Since
                              Year     Years    Years    Inception2
Class A                       4.31%    13.76%   12.81%     10.58%
Class B                       3.94     14.03    12.59      13.51
Class C                       6.80     13.87     N/A       12.44
Class Z                       9.97      N/A      N/A       15.36

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
5/15/84; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Fund category. The Lipper average is unmanaged. Global funds invest at least
25% of their portfolios in securities traded outside the United States, and may own U.S.
securities as well.

***Lipper Since Inception returns are 208.70% for
Class A, 885.46% for Class B, 124.55% for
Class C, and 88.03% for Class Z, based on all funds in each share class.

(LOGO)           December 15, 2000

DEAR SHAREHOLDER,
During the one-year reporting period ended October
31, 2000, the Prudential Global Growth Fund's Class
A shares posted a 9.80% return--4.31% to those paying the one-time Class A share sales charge.
This compares to the 10.26% return for the Lipper
Global Fund Average.

The majority of the Fund's gains were generated during the first four and a half months of the reporting period. During that time, the Fund was rewarded for its exposure to technology, media, and telecommunications stocks--collectively known as
TMT. However, as the period progressed, investors became concerned about the high valuations of many of these stocks. Then in mid-March, a severe correction occurred, and investors fled TMT stocks in favor of more defensive-oriented securities.
These included value-oriented stocks and high-quality bonds. By the end of October, despite several minirallies during the remainder of the period, global stocks had generally fallen from their peak levels.

As market volatility increased, the Fund's management team sought to preserve profits by shifting the Fund's emphasis to less volatile areas of the market. The team then redeployed assets as the period progressed and moved to selectively invest again in TMT stocks that had become much more reasonably valued compared to just a few months previously.

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can make headlines, it's often best to look past short-term events and focus on your longer-range financial goals.

Sincerely,

David R. Odenath, Jr., President
Prudential Global Growth Fund

Prudential Global Growth Fund

   Annual Report   October 31, 2000

INVESTMENT ADVISER'S REPORT
A Dramatic Increase in Volatility
The period under review could best be characterized as having two distinct phases. The first phase occurred from the beginning of November 1999 through mid-March 2000. During that time, investors around the globe were drawn to growth stocks, in particular large-capitalization growth and TMT issues. The Fund participated in this rally, and was rewarded for its exposure to TMT stocks. Toward the end of February, we became concerned that prices on these stocks had moved up too far too fast. In many cases, the price-to-earning (P/E) multiples of TMT stocks had risen to all-time high levels. We took this as a sign to take profits on many of our holdings, in particular, our computer equipment and software firms.

The second phase of the period began in mid-March, when the global stock markets experienced a swift and, in some cases, dramatic correction. While many types of stocks were dragged down during the correction, TMT issues around the world experienced the brunt of the decline. For example, within just a few weeks, the Nasdaq Composite Index (a U.S.
composite index that is heavily weighted in TMT issues) fell 37% from its peak. During this period, investors shifted their focus to the relative safe havens of fixed-income securities and more defensive-oriented value stocks. For the remainder of the Fund's fiscal year, growth stocks generally underperformed other areas of the market, and TMT issues experienced even further declines as the period drew to a close. This was triggered by concerns in the United States that slower economic growth would result in lower corporate profits. In addition, there was a sharp decline in spending by global telecommunications firms.

TAKING A DEFENSIVE POSTURE
While it was not possible to totally avoid the downturn in the price of growth stocks during the correction, we took several steps in an attempt to limit the damage. As we previously mentioned, we pared our holdings in a number of TMT stocks prior to the mid-March collapse. The proceeds of

Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/00
------------------------------------------------------
4.3% Time Warner, Inc. (United States)/Broadcasting & Publishing
     The premier communications content provider, with a vast and varied library of resources. The synergies between Time Warner and America Online should lead to tremendous long-term opportunities.

3.9% Citigroup, Inc. (United States)/Banking
     The leading financial services company in the United States. The firm is widely diversified, and its individual components have been well integrated. This has helped to enhance Citigroup's performance.

3.9% Vodafone AirTouch PLC (United Kingdom)/Telecommunications
     The world's largest provider of cellular telephone services. It is No. 1 in the United Kingdom and, with Verizon (its joint venture with Bell
     Atlantic), in the United States. Unlike many high-profile telecommunications companies, Vodafone has a very strong financial position.

2.9% Solectron Corp. (United States)/Electronic Components
     The world's foremost electronics contract manufacturer. The telecommunications industry is still in the early phases of outsourcing its manufacturing. We believe this could lead to future positive results for Solectron.

2.7% Electronic Arts, Inc. (United States)/Computer Software & Services
     The largest developer of video games in the world.
     The firm has a very strong brand franchise in the United States with its products that include EA
     Sport games and the SIM line (e.g., Simcity). It also has a five-year exclusive contract with America Online to provide interactive games over its network.

     Holdings are subject to change.
4
       www.prudential.com  (800) 225-1852

   Annual Report   October 31, 2000

these sales were then used to increase the Fund's exposure to retail, financial, and to some extent, healthcare stocks. As the period progressed and the carnage in TMT stocks continued, we shifted out of some of our higher P/E stocks in favor of issues with lower relative multiples. This served to help lower the Fund's overall volatility.

Throughout the downdraft, we also looked to upgrade the portfolio by very carefully moving back into certain TMT stocks that we believe continue to hold strong long-term potential. In particular, we focused on companies with leadership positions whose stocks had fallen to attractive levels, given their long-term growth prospects.

A NUMBER OF STRONG PERFORMERS
Despite the market's volatility, we held a number of stocks that generated outstanding results during the reporting period. For example, Time Warner (see
Comments on Largest Holdings), the world's leading media and entertainment company, saw its stock appreciate as investors embraced its proposed union with America Online.

Another winning holding was PMC-Sierra, Inc., a designer, developer, and marketer of high-performance semiconductor systems for advanced communications markets. The firm's products are used in broadband communications infrastructures, high bandwidth networks, and multimedia personal computers. PMC's stock more than tripled during the period, and it continued to appreciate during the March through October period. In addition, Nokia Corp., the wireless communications giant, also performed well, even though it stumbled late in the period.

A FEW MISSTEPS
To some extent, we underestimated the length and
breadth of the market's correction. In addition,
there were several holdings that did not live up to
our expectations. One example was Micron Technology
Inc., a manufacturer of semiconductor memory
products and personal computer systems.
                                                5

Prudential Global Growth Fund

   Annual Report   October 31, 2000

Micron's share price plummeted, as the price and demand for its chips fell sharply. This was largely due to excess chip inventory by many PC manufacturers and an overall slowdown in personal computer sales.

GLOBAL FUNDAMENTALS APPEAR POSITIVE
Despite the year-to-date decline in many global stock markets, we believe the reasons for holding global equities remain compelling. Unlike in the United States, many international economies have spare industrial capacity, so their central banks are pursuing monetary policies that are encouraging economic growth. In addition, the productivity-enhancing factors and corporate restructuring that has driven the lengthy bull market in the United
States are only in the early stages in many overseas countries. Another positive trend worth noting is the ongoing promise of the digital revolution. As consumers and businesses upgrade to these new products and systems, it should prove beneficial to those countries that develop and market these items.

LOOKING AHEAD
Looking ahead, it's not clear when the market volatility we've experienced will subside. However, we are extremely comfortable with the Fund's positioning, and we believe it is poised for strong future appreciation potential when the global equity markets do rebound.

Prudential Global Growth Fund Management Team

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  88.8%
Common Stocks  88.8%
-------------------------------------------------------------------------------------
Australia  2.4%
    983,400   Broken Hill Proprietary Co., Ltd.                   $      9,591,084
    603,100   Commonwealth Bank of Australia                             9,030,323
    245,850   Onesteel Ltd.                                                117,965
                                                                  ----------------
                                                                        18,739,372
-------------------------------------------------------------------------------------
Canada  1.5%
    259,800   Nortel Networks Corp.                                     11,820,900
-------------------------------------------------------------------------------------
Finland  2.2%
    420,760   Nokia Oyi AB                                              17,320,827
-------------------------------------------------------------------------------------
France  5.3%
     23,505   Legrand SA                                                 3,791,367
     97,950   Publicis Groupe SA                                         3,205,611
    195,537   Thomson Multimedia(b)                                      8,964,059
    127,467   Total Fina SA, Ser. B                                     18,244,725
     93,900   Vivendi SA                                                 6,751,978
                                                                  ----------------
                                                                        40,957,740
-------------------------------------------------------------------------------------
Germany  1.0%
     62,700   Siemens AG                                                 7,987,034
-------------------------------------------------------------------------------------
Hong Kong  2.7%
  7,625,500   China Merchants Holdings                                   5,328,893
  1,771,200   China Telecom                                             11,412,371
 55,135,000   Guangzhou Investment(a)                                    4,171,110
                                                                  ----------------
                                                                        20,912,374

    See Notes to Financial Statements                                      7

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Italy  2.0%
  2,510,500   Banca Intesa SpA(b)                                 $     10,422,000
    417,000   Riunione Adriatica di Sicurta SpA                          5,476,567
                                                                  ----------------
                                                                        15,898,567
-------------------------------------------------------------------------------------
Japan  8.1%
    201,000   Canon Inc.                                                 7,974,437
      1,018   Nippon Telegraph & Telephone Corp.                         9,262,177
        730   NTT Mobile Communications                                 17,992,487
     67,000   Orix Corp.                                                 7,029,045
     74,100   Shimamura Co.                                              5,621,660
    186,400   Sony Corp.                                                14,892,872
                                                                  ----------------
                                                                        62,772,678
-------------------------------------------------------------------------------------
Netherlands  3.0%
    209,850   ING Groep NV                                              14,416,069
    183,268   Ver Ned Uitgevers NV                                       8,634,985
                                                                  ----------------
                                                                        23,051,054
-------------------------------------------------------------------------------------
Singapore  1.0%
    793,600   Singapore Airlines                                         7,958,156
-------------------------------------------------------------------------------------
Spain  3.3%
  1,160,462   Banco Santander Central Hispano SA(a)                     11,250,686
    759,100   Telefonica de Espana SA                                   14,480,517
                                                                  ----------------
                                                                        25,731,203
-------------------------------------------------------------------------------------
Sweden  2.0%
    382,100   Skanska AB, Ser. B                                        15,131,160
-------------------------------------------------------------------------------------
United Kingdom  6.3%
    433,600   BAA PLC                                                    3,604,056
    852,641   Bank of Scotland                                           7,952,887
    651,120   GKN PLC                                                    7,461,665
  7,286,976   Vodafone AirTouch PLC                                     30,310,869
                                                                  ----------------
                                                                        49,329,477

    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
United States  48.0%
    183,300   American Home Products Corp.                        $     11,639,550
     84,500   Cablevision Systems Corp. Class A(a)                       6,295,250
    248,900   Chase Manhattan Corp.                                     11,324,950
    577,733   Citigroup, Inc.                                           30,403,199
    205,900   Comcast Corp.(a)                                           8,390,425
     30,000   Corvis Corp.(b)                                            1,968,750
    419,400   Electronic Arts, Inc.(a)                                  20,970,000
    364,700   Fox Entertainment Group, Inc., Class A(a)                  7,841,050
    143,500   Grupo Televisa, S.A. (ADR)(a)                              7,766,938
    104,200   Home Depot, Inc.                                           4,480,600
     43,900   JDS Uniphase Corp.(a)                                      3,572,363
     55,300   Juniper Networks Inc.(a)                                  10,783,500
     56,200   Level 3 Communications, Inc.(a)                            2,680,038
    395,700   Micron Technology, Inc.(a)                                13,750,575
    134,700   Microsoft Corp.(a)                                         9,277,462
    218,400   Omnicom Group, Inc.(a)(b)                                 20,147,400
    339,400   Oracle Corp.(a)(b)                                        11,200,200
    256,000   Pharmacia Corp.                                           14,080,000
     76,200   PMC-Sierra, Inc.(a)                                       12,915,900
    131,500   Portal Software, Inc.                                      4,627,156
     54,400   Quest Software, Inc.(a)(b)                                 2,376,600
    327,500   SCI Systems, Inc.(a)                                      14,082,500
    514,400   Solectron Corp.(a)(b)                                     22,633,600
    519,700   Target Corp.                                              14,356,713
    230,900   Telefonos de Mexico SA, Class L (ADR)(b)                  12,454,169
    206,200   Texas Instruments, Inc.(b)                                10,116,687
    445,500   Time Warner, Inc.(b)                                      33,817,905
    960,900   USA Networks, Inc.(a)                                     19,458,225
    236,100   Viacom, Inc.(a)                                           13,428,187
    124,900   Wal-Mart Stores, Inc.                                      5,667,337
    443,400   Worldcom Inc.                                             10,530,750
                                                                  ----------------
                                                                       373,037,979
                                                                  ----------------
              Total long-term investments (cost $547,456,145)          690,648,521
                                                                  ----------------

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)          Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  14.0%
Commercial Paper  5.4%
$      6,109   Bombardier Capital Inc.
                6.72%, 11/22/00(c)                                    $    6,085,053
       1,556   Infinity Broadcasting Inc.
                6.75%, 11/30/00(c)                                         1,547,540
       8,352   Sears Roebuck Acceptance Corp.
                6.85%, 11/1/00(c)                                          8,352,000
               Sprint Capital Corp.
       3,905   6.71%, 11/10/00(c)                                          3,898,469
       2,250   6.69%, 11/20/00(c)                                          2,242,032
               TRW Inc.
       2,785   6.72%, 11/13/00(c)                                          2,778,761
       7,042   6.72%, 11/17/00(c)                                          7,020,968
       9,827   Viacom Inc.
                6.85%, 11/1/00(c)                                          9,827,000
                                                                      --------------
               Total commercial paper (cost $41,751,823)                  41,751,823
                                                                      --------------
-------------------------------------------------------------------------------------
U. S. Government Securities  6.0%
               United States Treasury Bills
      47,000   5.86%, 12/21/00
                (cost $46,610,944)                                        46,610,944
-------------------------------------------------------------------------------------
Repurchase Agreement  2.6%
               Joint Repurchase Agreement Account,
      20,293   6.56%, 11/1/00
                (cost $20,293,000; Note 5)                                20,293,000
                                                                      --------------
               Total short-term investments (cost $108,655,767)          108,655,767
                                                                      --------------
Total Investments  102.8%
               (cost $656,111,912)                                       799,304,288
               Liabilities in excess of other assets (2.8%)              (21,683,909)
                                                                      --------------
               Net Assets-100%                                        $  777,620,379
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets/liabilities
(net) shown as a percentage of net assets as of October 31, 2000 was as follows:

Telecommunications                                                        17.0%
Banking                                                                    9.4
Broadcasting & Publishing                                                  7.9
Electronic Components                                                      7.7
U.S. Government Securities                                                 6.0
Computer Software & Services                                               5.6
Cash & Other Equivalents                                                   5.4
Retail                                                                     3.9
Pharmaceuticals                                                            3.3
Advertising                                                                3.0
Media                                                                      2.9
Repurchase Agreement                                                       2.6
Oil & Gas Exploration/Production                                           2.3
Consumer Electronics                                                       1.9
Cable & Pay Television Systems                                             1.9
Building & Construction                                                    1.9
Semiconductors                                                             1.8
Telecommunications Equipment                                               1.5
Financial Services                                                         1.5
Airlines                                                                   1.5
Networking                                                                 1.4
Steel & Metals                                                             1.3
Metals                                                                     1.2
Publishing                                                                 1.1
Office Equipment & Supplies                                                1.0
Manufacturing                                                              1.0
Broadcasting                                                               1.0
Automobiles & Auto Parts                                                   1.0
Financial Services Sector                                                  0.9
Conglomerates                                                              0.9
Miscellaneous Manufacturing                                                0.7
Insurance                                                                  0.7
Internet                                                                   0.6
Real Estate-Development                                                    0.5
Electrical & Electronics                                                   0.5
Liabilities in excess of other assets                                    (2.8)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $656,111,912)                           $799,304,288
Foreign currency, at value (cost $20,260,918)                         19,544,362
Cash                                                                     356,760
Receivable for Series shares sold                                      6,695,068
Foreign tax reclaim receivable                                           280,340
Dividends and interest receivable                                        234,446
Receivable for securities lending income                                 170,354
Deferred expenses and other assets                                        12,402
                                                                  ----------------
      Total assets                                                   826,598,020
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan               41,338,152
Payable for investments purchased                                      3,231,266
Payable for Series shares reacquired                                   1,459,890
Unrealized depreciation on swaps                                       1,229,619
Management fee payable                                                   487,624
Accrued expenses                                                         475,702
Securities lending rebate payable                                        367,168
Distribution fee payable                                                 323,201
Payable to securities lending agent                                       35,318
Withholding taxes payable                                                 29,701
                                                                  ----------------
      Total liabilities                                               48,977,641
                                                                  ----------------
NET ASSETS                                                          $777,620,379
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    373,813
   Paid-in capital in excess of par                                  516,161,276
                                                                  ----------------
                                                                     516,535,089
   Distributions in excess of net investment income                      (29,701)
   Accumulated net realized gain on investments and
      foreign currency transactions                                  119,909,651
   Net unrealized appreciation on investments and foreign
      currencies                                                     141,205,340
                                                                  ----------------
Net assets, October 31, 2000                                        $777,620,379
                                                                  ----------------
                                                                  ----------------

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($396,870,041
      / 18,588,573 shares of common stock issued and
      outstanding)                                                        $21.35
   Maximum sales charge (5% of offering price)                              1.12
                                                                  ----------------
   Maximum offering price to public                                       $22.47
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($288,417,583 / 14,417,430 shares of common stock
      issued and outstanding)                                             $20.00
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($21,376,753
      / 1,069,115 shares of common stock issued and
      outstanding)                                                        $19.99
   Sales charge (1% of offering price)                                       .20
                                                                  ----------------
   Offering price to public                                               $20.19
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($70,956,002 / 3,306,190 shares of common stock
      issued and outstanding)                                             $21.46
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $605,395)        $    4,512,625
   Interest                                                             2,823,117
   Income from securities loaned (net)                                    427,052
                                                                  ----------------
      Total income                                                      7,762,794
                                                                  ----------------
Expenses
   Management fee                                                       6,502,580
   Distribution fee--Class A                                            1,037,588
   Distribution fee--Class B                                            3,323,133
   Distribution fee--Class C                                              188,863
   Transfer agent's fees and expenses                                   1,465,000
   Custodian's fees and expenses                                          380,000
   Reports to shareholders                                                366,000
   Registration fees                                                       72,000
   Audit fees                                                              35,000
   Legal fees and expenses                                                 20,000
   Directors' fees and expenses                                            13,000
   Insurance expenses                                                      10,000
   Miscellaneous                                                            8,527
                                                                  ----------------
      Total expenses                                                   13,421,691
                                                                  ----------------
Net investment loss                                                    (5,658,897)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                        208,100,079
   Swaps                                                                 (999,414)
   Foreign currencies                                                    (587,586)
                                                                  ----------------
                                                                      206,513,079
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (130,746,359)
   Foreign currencies                                                  (1,976,328)
   Swaps                                                               (1,472,005)
                                                                  ----------------
                                                                     (134,194,692)
                                                                  ----------------
Net gain on investments and foreign currencies                         72,318,387
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   66,659,490
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets

                                                       Year                Year
                                                      Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (5,658,897)     $   (3,771,526)
   Net realized gain on investments and
      foreign currency transactions                  206,513,079          68,352,009
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                        (134,194,692)        137,002,352
                                                 ----------------    ----------------
   Net increase in net assets resulting from
      operations                                      66,659,490         201,582,835
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions in excess of net investment
      income
      Class A                                         (2,901,668)         (2,173,921)
      Class B                                           (788,169)           (347,370)
      Class C                                            (27,278)             (6,461)
      Class Z                                           (553,480)           (394,708)
                                                 ----------------    ----------------
                                                      (4,270,595)         (2,922,460)
                                                 ----------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                        (28,389,294)         (9,316,805)
      Class B                                        (27,972,256)        (10,421,104)
      Class C                                         (1,234,352)           (387,651)
      Class Z                                         (4,318,040)         (1,315,694)
                                                 ----------------    ----------------
                                                     (61,913,942)        (21,441,254)
                                                 ----------------    ----------------
Series share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                      $  892,337,684      $  489,274,646
   Net asset value of shares issued in
      reinvestment
      of dividends and distributions                  63,560,898          23,377,927
   Cost of shares reacquired                        (891,445,112)       (549,482,065)
                                                 ----------------    ----------------
Net increase (decrease) in net assets from
   Series
   share transactions                                 64,453,470         (36,829,492)
                                                 ----------------    ----------------
Total increase                                        64,928,423         140,389,629
NET ASSETS
Beginning of year                                    712,691,956         572,302,327
                                                 ----------------    ----------------
End of year                                       $  777,620,379      $  712,691,956
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    16

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
                                                                          17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities
    18

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $16,807,339, decrease accumulated net realized gain on investments by $85,780,369 and increase paid-in capital by $68,973,030 for realized foreign currency losses, net operating loss, passive foreign investment company mark-to-market adjustments and for redemptions utilized as distributions for federal income tax purposes during the year ended October 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through October 1, 2000. Effective October 2, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through October 1, 2000, the subadvisory fee paid to PIC, and from October 2
                                                                          19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

through October 31, 2000, the subadvisory fee paid to Jennison by PIFM, was computed daily and payable monthly at an annual rate of .375 of 1% of the average daily net assets of the Series. The subadvisory fee has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .94 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 2000.

      PIMS has advised the Series that for the year ended October 31, 2000, they received approximately $228,900 and $45,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended October 31, 2000, it received approximately $410,500 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIC, PIMS, and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment
    20

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Series utilized the line of credit during the year ended October 31, 2000. The average daily balance and maximum amount the Series had outstanding during the year, was approximately $2,362,750 and $3,970,000, respectively. The average daily interest rate was 6.98%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 2000, the Series incurred fees of approximately $1,252,500 for the services of PMFS. As of October 31, 2000, approximately $91,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2000, PSI has been compensated approximately $151,000 for these services of which approximately $35,000 is payable at year-end.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $634,259,811 and $696,964,503, respectively.

      The United States federal income tax basis of the Series' investments at October 31, 2000 was $656,642,452 and, accordingly, net unrealized appreciation for federal income tax purposes was $142,661,836 (gross unrealized appreciation--$184,744,663; gross unrealized depreciation--$42,082,827).

      As of October 31, 2000, the Series had securities on loan with an aggregate market value of $40,814,019. The Fund received $41,338,152 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      The Series entered into an equity index price return swap agreement with Merrill Lynch International. At termination, the Series will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Series incurred certain transaction costs in connection with the agreement. The details of the swap agreement are as follows:
                                                                          21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

              Termination                  Current         Current
Open Date        Date         Shares        Value           Basis        Depreciation
---------     -----------     ------     -----------     -----------     ------------
 9/15/00       12/15/00       852        $36,968,130     $38,197,749     $ (1,229,619)

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Fund had a 3.08% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $20,293,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not
    22

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2000:
Shares sold                                                 23,605,336    $ 560,629,691
Shares issued in reinvestment of distributions               1,317,634       29,804,892
Shares reacquired                                          (24,315,105)    (581,636,415)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           607,865        8,798,168
Shares issued upon conversion from Class B                   1,951,403       47,137,526
                                                          ------------    -------------
Net increase in shares outstanding                           2,559,268    $  55,935,694
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                 13,518,704    $ 254,698,276
Shares issued in reinvestment of distributions                 666,308       10,960,764
Shares reacquired                                          (14,682,814)    (277,579,563)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion          (497,802)     (11,920,523)
Shares issued upon conversion from Class B                     993,970       18,903,039
                                                          ------------    -------------
Net increase in shares outstanding                             496,168    $   6,982,516
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                  7,648,703    $ 170,944,436
Shares issued in reinvestment of distributions               1,296,268       27,649,390
Shares reacquired                                           (7,988,496)    (177,800,125)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           956,475       20,793,701
Shares reacquired upon conversion into Class A              (2,075,961)     (47,137,526)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,119,486)   $ (26,343,825)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  8,358,906    $ 147,941,437
Shares issued in reinvestment of distributions                 661,620       10,321,280
Shares reacquired                                          (10,401,728)    (183,866,717)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (1,381,202)     (25,604,000)
Shares reacquired upon conversion into Class A              (1,051,842)     (18,903,039)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,433,044)   $ (44,507,039)
                                                          ------------    -------------

                                                                          23

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  2,475,595    $  55,018,619
Shares issued in reinvestment of distributions                  58,297        1,243,470
Shares reacquired                                           (2,174,909)     (48,553,752)
                                                          ------------    -------------
Net increase in shares outstanding                             358,983    $   7,708,337
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  2,698,972    $  47,616,508
Shares issued in reinvestment of distributions                  24,783          386,616
Shares reacquired                                           (2,715,319)     (47,898,845)
                                                          ------------    -------------
Net increase in shares outstanding                               8,436    $     104,279
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                  4,349,365    $ 105,744,938
Shares issued in reinvestment of distributions                 214,330        4,863,146
Shares reacquired                                           (3,532,169)     (83,454,820)
                                                          ------------    -------------
Net increase in shares outstanding                           1,031,526    $  27,153,264
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 1999:
Shares sold                                                  2,088,178    $  39,018,425
Shares issued in reinvestment of distributions                 103,655        1,709,267
Shares reacquired                                           (2,156,231)     (40,136,940)
                                                          ------------    -------------
Net increase in shares outstanding                              35,602    $     590,752
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund

 Financial
           Highlights

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   21.19
                                                                    ----------
Income from investment operations
Net investment loss(c)                                                    (.09)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                  2.25
                                                                    ----------
      Total from investment operations                                    2.16
                                                                    ----------
Less distributions
Distributions in excess of net investment income                          (.19)
Distributions from net realized capital gains                            (1.81)
                                                                    ----------
      Total distributions                                                (2.00)
                                                                    ----------
Net asset value, end of year                                         $   21.35
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          9.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 396,870
Average net assets (000)                                             $ 415,035
Ratios to average net assets(c):
   Expenses, including distribution fees                                  1.27%
   Expenses, excluding distribution fees                                  1.02%
   Net investment income (loss)                                           (.38)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  82%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For the fiscal year ended October 31, 2000, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.
    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  16.16             $  17.27             $  16.62             $  15.52
----------------     ----------------     ----------------     ----------------
        (.05)                (.02)                (.01)                  --
        5.82                  .82                 1.96                 1.83
----------------     ----------------     ----------------     ----------------
        5.77                  .80                 1.95                 1.83
----------------     ----------------     ----------------     ----------------
        (.14)                (.11)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------
        (.74)               (1.91)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------
    $  21.19             $  16.16             $  17.27             $  16.62
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       36.83%                5.71%               12.42%               12.33%
    $339,620             $251,018             $258,080             $234,700
    $298,009             $260,774             $265,380             $222,948
        1.32%                1.38%                1.39%                1.45%
        1.07%                1.13%                1.14%                1.20%
        (.27)%               (.14)%                .01%                (.04)%
          59%                  61%                  64%                  52%

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   19.98
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.24)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                  2.12
                                                                    ----------
      Total from investment operations                                    1.88
                                                                    ----------
Less distributions
Distributions in excess of net investment income                          (.05)
Distributions from net realized capital gains                            (1.81)
                                                                    ----------
      Total distributions                                                (1.86)
                                                                    ----------
Net asset value, end of year                                         $   20.00
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          8.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 288,418
Average net assets (000)                                             $ 355,100
Ratios to average net assets:
   Expenses, including distribution fees                                  1.96%
   Expenses, excluding distribution fees                                  1.02%
   Net investment loss                                                   (1.07)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  15.26             $  16.42             $  15.96             $  15.03
----------------     ----------------     ----------------     ----------------
        (.17)                (.13)                (.12)                (.08)
        5.51                  .78                 1.88                 1.74
----------------     ----------------     ----------------     ----------------
        5.34                  .65                 1.76                 1.66
----------------     ----------------     ----------------     ----------------
        (.02)                (.01)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------
        (.62)               (1.81)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------
    $  19.98             $  15.26             $  16.42             $  15.96
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       36.00%                4.95%               11.70%               11.57%
    $310,458             $274,248             $335,007             $326,978
    $297,322             $312,569             $350,518             $294,230
        1.99%                2.06%                2.07%                2.12%
        1.07%                1.13%                1.14%                1.20%
        (.96)%               (.82)%               (.68)%               (.67)%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 19.97
                                                                     --------
Income from investment operations
Net investment loss                                                      (.24)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  2.11
                                                                     --------
      Total from investment operations                                   1.87
                                                                     --------
Less distributions
Distributions in excess of net investment income                         (.04)
Distributions from net realized capital gains                           (1.81)
                                                                     --------
      Total distributions                                               (1.85)
                                                                     --------
Net asset value, end of year                                          $ 19.99
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         8.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $21,377
Average net assets (000)                                              $18,886
Ratios to average net assets:
   Expenses, including distribution fees                                 2.02%
   Expenses, excluding distribution fees                                 1.02%
   Net investment loss                                                  (1.11)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997                 1996
-------------------------------------------------------------------------------------
    $  15.25             $  16.41             $  15.96              $15.03
    --------             --------             --------             -------
        (.18)                (.14)                (.11)               (.05)
        5.51                  .78                 1.86                1.71
    --------             --------             --------             -------
        5.33                  .64                 1.75                1.66
    --------             --------             --------             -------
        (.01)           --(c)                     (.05)                 --
        (.60)               (1.80)               (1.25)               (.73)
    --------             --------             --------             -------
        (.61)               (1.80)               (1.30)               (.73)
    --------             --------             --------             -------
    $  19.97             $  15.25             $  16.41              $15.96
    --------             --------             --------             -------
    --------             --------             --------             -------
       35.94%                4.90%               11.63%              11.57%
    $ 14,184             $ 10,698             $ 10,244              $7,693
    $ 11,866             $ 10,286             $  9,093              $5,516
        2.07%                2.13%                2.14%               2.20%
        1.07%                1.13%                1.14%               1.20%
       (1.02)%               (.90)%               (.75)%              (.72)%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 21.29
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.02)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                 2.23
                                                                     --------
      Total from investment operations                                   2.21
                                                                     --------
Less distributions
Distributions in excess of net investment income                         (.23)
Distributions from net realized capital gains                           (1.81)
                                                                     --------
      Total distributions                                               (2.04)
                                                                     --------
Net asset value, end of year                                          $ 21.46
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         9.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $70,956
Average net assets (000)                                              $77,989
Ratios to average net assets:
   Expenses, including distribution fees                                 1.02%
   Expenses, excluding distribution fees                                 1.02%
   Net investment income (loss)                                          (.08)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                  Year Ended October 31,                       March 1, 1996(c)
----------------------------------------------------------         through
    1999(a)              1998(a)                1997           October 31, 1996
-------------------------------------------------------------------------------------
    $  16.23             $  17.35             $  16.65             $  15.42
    --------             --------             --------             --------
          --                  .02                  .04                  .06
        5.84                  .82                 1.96                 1.18
    --------             --------             --------             --------
        5.84                  .84                 2.00                 1.24
    --------             --------             --------             --------
        (.18)                (.16)                (.05)                  --
        (.60)               (1.80)               (1.25)                (.01)
    --------             --------             --------             --------
        (.78)               (1.96)               (1.30)                (.01)
    --------             --------             --------             --------
    $  21.29             $  16.23             $  17.35             $  16.65
    --------             --------             --------             --------
    --------             --------             --------             --------
       37.25%                5.97%               12.72%                8.06%
    $ 48,430             $ 36,338             $ 44,412             $ 40,416
    $ 42,312             $ 41,799             $ 46,545             $ 26,452
        1.07%                1.13%                1.14%                1.20%(d)
        1.07%                1.13%                1.14%                1.20%(d)
        (.02)%                .12%                 .27%                 .55%(d)

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors
Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000
    34

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2000, dividends were paid of $.19, $.05, $.04 and $.23 per share (representing net investment income and short-term capital gains) for Class A, B, C and Z shares respectively, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C, and Z shares a long-term capital gain distribution of $1.81 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.165 and $1.676 of ordinary income and long-term capital gains, respectively, for each class of shares.

      We wish to advise you that the corporate dividends received deduction for the Series is 12.05%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          35

Prudential Global Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
         www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The
Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

        www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Global Growth Fund

Class A    Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                        One Year    Five Years    Ten Years      (1/22/90)
With Sales Charge         4.31%       13.76%        12.81%         10.58%
Without Sales Charge      9.80%       14.93%        13.39%         11.10%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class A shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class B    Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                                                              Since Inception
                        One Year    Five Years    Ten Years      (5/15/84)
With Sales Charge         3.94%       14.03%        12.59%         13.51%
Without Sales Charge      8.94%       14.15%        12.59%         13.51%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class B shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Global Growth Fund

Class C    Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                        One Year    Five Years    Ten Years   Since Inception
With Sales Charge         6.80%       13.87%         N/A           12.44%
Without Sales Charge      8.89%       14.10%         N/A           12.62%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class C shares) with a similar investment in the Morgan Stanley Capital
International World Index (MSCI World Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distri-butions were reinvested.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

        www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 10/31/00
                        One Year    Five Years    Ten Years   Since Inception
With Sales Charge         9.97%        N/A           N/A           15.36%
Without Sales Charge      9.97%        N/A           N/A           15.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund
(Class Z shares) with a similar investment in the Morgan Stanley Capital International World Index
(MSCI World Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the United States, Europe, Canada, Australia, and the Far East. The
MSCI World Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols     NASDAQ     CUSIP
Class A          PRGAX    743969107
Class B          PRGLX    743969206
Class C          PRGCX    743969305
Class Z          PWGZX    743969404

MF115E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT   OCTOBER 31, 2000

Prudential
Jennison International Growth Fund

Fund Type Global/International Stock Funds
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Jennison International Growth Fund seeks long-term growth of capital by investing primarily in equity-related securities of foreign issuers. We typically invest in about 60 securities of companies whose shares appear attractively valued both absolutely and when compared to the overall market. We look for large- and mid-cap companies that have above-average earnings growth and above-average growth potential over the long term, as well as strong financial and operational characteristics. Special risks are associated with foreign investments, including political, economic and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 10/31/00
35.0% Communications Services
27.3  Technology
11.9  Consumer Cyclical
 8.8  Financial Services
 4.8  Healthcare
 4.2  Basic Industries
 3.0  Intermediate Goods and Services
 2.5  Consumer Staples
 1.5  Utilities
 1.0  Cash & Equivalents

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/00
27.9% United Kingdom
15.9  Netherlands
11.5  France
 8.2  Hong Kong
 6.6  Singapore
 6.1  Finland
 4.0  Germany
 3.7  Mexico
16.1 Other

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
 4.1%  Pearson PLC
       Media & Entertainment
 4.0   Royal Phillips Electronics N.V.
       Electronic Components
 4.0   Nokia Oyj
       Telecommunications Equipment
 3.9   Cable & Wireless PLC
       Telecommunications Services
 3.8   Vodafone AirTouch PLC
       Telecommunications Services
 3.5   DBS Group Holdings Ltd.
       Banks & Financial Services
 3.4   Logica PLC
       Computer Software & Services
 3.4   Dimension Data Holdings PLC
       Network Systems
 3.4   VNU N.V.
       Publishing
 3.2   Li & Fung Ltd.
       Exporting/Importing

Holdings are subject to change.

        www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1       As of 10/31/00

                              Since Inception2           Since Inception2
                           (Without sales charge)       (With sales charge)
Class A                           -21.00%                    -24.95%
Class B                           -21.40                     -26.40
Class C                           -21.40                     -23.19
Class Z                           -20.90                     -20.90
Lipper International Fund Avg.3   -14.84                       N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 3/1/2000.

3 Lipper average returns are for all funds in each share class for the since inception period in the International Fund category. The Lipper average is unmanaged. International funds invest their assets in securities with primary trading markets outside the United States.

(LOGO)                     December 15, 2000

Dear Shareholder,
The environment for global stock markets continued to be challenging throughout the period covered by this report. Stocks in sectors heavily favored by the Prudential Jennison International Growth Fund, particularly high-growth areas such as telecommunications and technology, came under severe downward pressure in the spring, and again in the early fall. This pressure contributed to a loss of 21.00% for the Prudential Jennison
International Growth Fund's Class A shares from its inception on March 1, 2000, through October 31,
2000. The decline was 24.95% for those paying the maximum one-time Class A share sales charge. In comparison, the Lipper International Fund Average posted a loss of 14.84%.

One factor that exerted a negative influence on the markets during the reporting period was a slowing
U.S. economy. Just as a rock-solid U.S. economy helped to contain the Asian financial crisis several years ago, investors worried that weakening growth in the United States would undermine the global markets. As pointed out in the Investment
Adviser's Report, however, our management team sees good long-term potential for many of the Fund's holdings, based on bright earnings prospects and more realistic valuations.

When markets correct sharply, it is easy to find yourself following them on a daily basis. The
Fund's management team generally makes investment decisions on the basis of a two- to three-year time horizon. This longer-term outlook and consistent emphasis on the fastest-growing stocks provide investors with a useful discipline that should complement a variety of investment portfolios.

Sincerely,


David R. Odenath, Jr., President
Prudential Jennison International Growth Fund

Prudential Jennison International Growth Fund

    Annual Report   October 31, 2000

INVESTMENT ADVISER'S REPORT

SLOWING U.S. ECONOMY KEEPS MARKETS ON DEFENSIVE
A slowing U.S. economy and rising interest rates kept global stock markets on the defensive during the eight-month period since the Prudential
Jennison International Growth Fund's inception. The beginning of the period coincided with the peak of a powerful rally in telecommunications, media, and technology (TMT) stocks that had started in November
1999. By early March, this rally carried share prices in the favored sectors to unsustainable heights. At the same time, the Federal Reserve Board (the Fed) continued to ratchet up short-term interest rates in the United States, adding a 0.25% hike in March to the four increases made since June 1999. Rising rates tend to have a dampening effect on economic growth and on corporate earnings. With valuations stretched, a sharp correction ensued in worldwide
TMT share prices. Markets in Europe and Asia followed the lead of the Nasdaq Composite Index (a
U.S. composite index that is heavily weighted in TMT issues), which swooned 37.3% from a March peak to a May trough.

SUMMER BRINGS MARKET RECOVERY
In May, the Fed increased interest rates once
again, this time by a larger increment of 0.50%.
Sensing that this might be the final increase for
the foreseeable future, investors became more
optimistic about stocks. Accordingly, most global
equity markets made substantial recoveries over the
summer, although the more speculative elements of
the markets were ignored in favor of stocks with
solid earnings growth prospects. In addition,
indications of decelerating growth in the U.S.
economy prompted the rotation of some investor
money into defensive and interest-rate-sensitive
sectors such as healthcare, consumer nondurables,
and financial services. However, we did not
participate meaningfully in this shift, given the
strong growth prospects for many of the Fund's TMT
holdings.
                                            3

Prudential Jennison International Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings   As of 10/31/00
-------------------------------------------------------------
4.1% Pearson PLC (United Kingdom)/Media & Entertainment
     Pearson is a global media company that is rapidly developing electronic distribution channels for its educational, entertainment, and business content.
     It owns Simon & Schuster educational publishing,
     50% of The Economist, and the Financial Times
     Group, among other enterprises. We anticipate a compound annual earnings growth of approximately 18%.

4.0% Royal Philips Electronics N.V. (Netherlands)/Electronic Components
     A global conglomerate operating in seven areas:
     consumer products, components, semiconductors, information technology, lighting, professional products, and a segment comprised of ancillary businesses.

4.0% Nokia Oyj (Finland)/Telecommunications Equipment
     The leading global manufacturer of wireless telephones, a market that has beaten all growth forecasts. New digital services, such as short messaging and Internet access, are expected to add to revenue growth.

3.9% Cable & Wireless PLC (United Kingdom)/Telecommunications Services
     A global telecommunications business focused on providing high-performance global Internet protocol
     (IP) and data services to business customers.

3.8% Vodafone AirTouch PLC (United Kingdom)/Telecommunications Services
     Already the largest provider of cellular telephone services in the world, Vodafone recently agreed to buy a $2.5 billion stake in China Mobile, giving the company a significant presence in the Chinese cellular phone market.

Holdings are subject to change.

     www.prudential.com  (800) 225-1852

Annual Report    October 31, 2000

September and October brought renewed downward pressure on TMT stocks. Indications of weakening demand for semiconductors, DRAM (dynamic random access memory), and other personal computer components, together with lower-than-expected third-quarter earnings or warnings about future quarters from a number of prominent U.S. companies, caused the markets to sell off sharply once again.
Seasonal factors may have exacerbated the selling.

OIL PRICES AND FALLING EURO HURT EUROPEAN STOCKS
Two other factors were particularly negative influences on European stocks, which comprised approximately 75% of the Fund's holdings at period-end. The euro continued to fall relative to the U.S. dollar, decreasing the value of European investments expressed in dollars. Even a rare coordinated intervention to support the euro in September failed to have significant lasting effects. In addition, crude oil prices, which are quoted in U.S. dollars, surged higher, stoking inflation fears and prompting a number of strikes and protests in euro-zone countries.

STOCK SELECTION CRITERIA
Against this challenging backdrop, during which we were admittedly out of step with the prevailing trends, it may be helpful to summarize how we make investment decisions for the Fund. First, we favor a 100% bottom-up approach to selecting stocks, meaning that we build the portfolio one stock at a time based strictly on fundamental prospects over a two- to three-year investment horizon. We do not employ top-down analysis to decide, for example, which regions or countries offer the most promise and then derive decisions about individual holdings from those judgments. The fact that the Fund had roughly three-quarters of its capital allocated to European stocks at the end of the period reflected no general decision about Europe, but rather the fact that European stocks scored most favorably on our quantitative and qualitative evaluation methodologies.

Prudential Jennison International Growth Fund

Annual Report  October 31, 2000

Second, we look for companies offering above-average growth, which we define as growth that is well in excess of both underlying gross domestic product (GDP), and average industry growth rates.
Moreover, we're interested in growth that is driven by powerful demand for a company's products or services--not simply due to where we happen to be in the economic cycle. The Fund features a relatively concentrated portfolio with an average of 40 to 60 holdings. Each holding can therefore have a meaningful influence on performance, and we give each buy-and-sell decision a corresponding degree of care and attention.

POSITIONING AND PERFORMANCE
The Fund's positioning during the period was a logical consequence of our stock selection criteria. Although the valuations of many TMT stocks came down substantially from their levels of earlier in the year, our holdings in these sectors continued to generate earnings at or above our expectations for them. We reasoned that lower valuations plus strong earnings growth should lead to share price appreciation. In the short term, however, the Fund was hurt by its large TMT exposure, particularly to wireless telecom service providers Sonera (Finland) and Vodafone AirTouch
(United Kingdom), as well as wireless equipment manufacturer Ericsson (Sweden).

On the other hand, finance stocks were one of the big winners during the period for the Fund and the markets overall. Holdings such as Banca Fideuram
(Italy) and Tecis Holding (Germany) made positive contributions to the Fund's performance. Yet we remain concerned about asset quality problems, high valuations, and the unfavorable cost/benefit outlook for providing online services in the finance sector.

Healthcare was one sector demonstrating strong growth that also benefited from its defensive reputation--that is, the perception that stocks in the sector are less sensitive to the economy than those in most other sectors. Healthcare holdings that helped performance included Aventis and Sanofi-Synthelabo, two fast-growing French pharmaceutical stocks. Serono, a Swiss-based pharmaceutical firm with biotechnology exposure, was another positive contributor.

            www.prudential.com  (800) 225-1852

PORTFOLIO MOVEMENT
We added to our TMT holdings on the shares' price weakness in both spring and fall. In addition, we cut back or eliminated our exposure to a number of incumbent wire-line telecom providers. Across the globe, these established companies are seeing their businesses erode at more rapid rates than ever before. Alternative carriers, whose networks utilize the newer, more cost-efficient IP (Internet
Protocol) technology, are gobbling up market share.
U.K. holdings Cable & Wireless and Colt Telecom
Group are two stocks representing the alternative carrier group in which we increased the Fund's positions during the period.

We also sharpened our focus on pure wireless communications providers. Although that market has been weighed down lately by concerns over the costs of acquiring third-generation cellular licenses in Europe, growth prospects remain bright. Japan's NTT
DoCoMo, the world leader in the introduction of wireless data services, is one core holding in this group, as is Vodafone AirTouch (United Kingdom). We added to both positions.

LOOKING AHEAD
Many of the Fund's difficulties during the period
were due to the euro's weakness. The currency has
depreciated by roughly 10% since the Fund's
inception. While we cannot predict currency
movements, we think it unlikely that the euro will
duplicate that performance over the next eight
months, especially since we are beginning to see a
slowing U.S. economy. A stable euro would provide a
much more favorable backdrop for the Fund's U.S.
dollar-denominated returns.
                                        7

Prudential Jennison International Growth Fund

Annual Report  October 31, 2000

There are other reasons to be optimistic.
Currently, the average company in the portfolio has a strong expected earnings growth rate, while the price/earnings ratio of our holdings as a group is projected to decline to a relatively modest figure by 2002. In addition, we believe that there is a good possibility for economic growth in Europe, where the Fund currently has the vast majority of its exposure, to be strong in 2001. We continue to limit exposure to Asian stocks because of their unattractive earnings growth prospects relative to their valuations. The markets are currently worried about slowing growth in the United States, but we see this merely as a transition from the breakneck pace of earlier in the year to a more sustainable annual growth rate. Even a slower-growing United States could provide a supportive environment for its trading partners in Europe and Asia.

Prudential Jennison International Growth Fund Management Team

Prudential Jennison International Growth Fund

Annual Report  October 31, 2000

Financial
       Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.0%
Common Stocks  98.7%
-------------------------------------------------------------------------------------
Australia  2.0%
     232,005   Brambles Industries Ltd.                               $    6,013,103
         199   News Corporation Ltd.                                           2,081
                                                                      --------------
                                                                           6,015,184
-------------------------------------------------------------------------------------
Denmark  1.0%
      13,962   Novo Nordisk A/S                                            2,957,535
-------------------------------------------------------------------------------------
Finland  6.1%
     284,990   Nokia Oyj                                                  11,713,738
     279,100   Sonera Oyj                                                  6,141,553
                                                                      --------------
                                                                          17,855,291
-------------------------------------------------------------------------------------
France  11.5%
     128,416   Alcatel                                                     7,826,394
     111,200   Aventis SA(a)                                               8,011,935
      52,244   Cap Gemini SA(a)                                            8,325,455
     113,900   Sanofi-Synthelabo SA                                        5,985,895
      58,970   Societe Television Francaise 1                              3,214,074
                                                                      --------------
                                                                          33,363,753
-------------------------------------------------------------------------------------
Germany  4.0%
      53,785   SAP AG                                                      8,794,418
       4,068   SGL Carbon AG(a)                                              248,306
      39,300   Tecis Holding AG                                            2,838,219
                                                                      --------------
                                                                          11,880,943
-------------------------------------------------------------------------------------
Hong Kong  8.2%
     875,000   China Telecom                                               5,637,886
   4,458,200   Johnson Electric Holdings Ltd.                              8,974,888
   5,053,000   Li & Fung Ltd.                                              9,394,791
                                                                      --------------
                                                                          24,007,565
-------------------------------------------------------------------------------------
Italy  1.4%
     278,600   Banca Fideuram SpA                                          4,279,106

    10                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Japan  3.0%
      33,000   Crosswave Communications, Inc.                         $      305,250
         338   NTT Mobile Communications                                   8,327,237
                                                                      --------------
                                                                           8,632,487
-------------------------------------------------------------------------------------
Mexico  3.7%
   1,564,000   Kimberly-Clark de Mexico S.A. de C.V.                       3,995,712
     123,500   Grupo Televisa S.A. (GDR)(a)                                6,684,437
                                                                      --------------
                                                                          10,680,149
-------------------------------------------------------------------------------------
Netherlands  15.9%
     276,700   ASM International N.V.(a)                                   4,444,494
     254,550   ASM Lithography Holding N.V.(a)                             6,949,883
      38,260   Gucci Group N.V.                                            3,729,550
     299,666   Royal Philips Electronics N.V.                             11,763,213
     107,951   STMicroelectronics N.V.                                     5,439,916
      16,880   STMicroelectronics N.V. (ADR)                                 876,705
     125,000   United Pan-Europe Communications N.V.(a)                    2,187,982
     209,803   VNU N.V.                                                    9,870,028
                                                                      --------------
                                                                          45,261,771
-------------------------------------------------------------------------------------
Singapore  6.6%
     873,000   DBS Group Holdings Ltd.                                    10,294,237
   1,317,200   Datacraft Asia Ltd.(a)                                      9,022,820
                                                                      --------------
                                                                          19,317,057
-------------------------------------------------------------------------------------
Spain  2.6%
     337,700   Banco Bilbao Vizcaya Argentaria SA                          4,494,117
     345,000   Recoletos Compania Editorial SA                             3,114,458
                                                                      --------------
                                                                           7,608,575
-------------------------------------------------------------------------------------
Sweden  2.3%
     508,850   Telefonaktiebolaget LM Ericsson AB                          6,754,401
-------------------------------------------------------------------------------------
Switzerland  1.4%
       4,474   Serono Group                                                4,023,422
-------------------------------------------------------------------------------------
Taiwan  1.1%
     141,200   Taiwan Semiconductor Mfg. Co. Ltd.                          3,203,475

    See Notes to Financial Statements                                     11

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
United Kingdom  27.9%
     821,672   Cable & Wireless PLC                                   $   11,633,208
     820,000   Collins Stewart Holdings PLC                                4,328,273
     262,247   Colt Telecom Group PLC                                      8,377,793
   1,128,010   Dimension Data Holdings PLC                                 9,893,417
       4,059   Granada Compass PLC                                            35,011
     621,391   Granada Media PLC                                           3,618,310
     674,000   International Power PLC                                     2,720,828
     336,970   Logica PLC                                                  9,977,112
     633,500   Marconi PLC                                                 8,003,174
     442,046   Pearson PLC                                                11,868,633
   2,659,688   Vodafone Airtouch PLC                                      11,074,663
                                                                      --------------
                                                                          81,530,422
               Total common stocks (cost $344,831,860)                   287,371,136
                                                                      --------------
-------------------------------------------------------------------------------------
RIGHTS(a)  0.3%
-------------------------------------------------------------------------------------
United Kingdom
      35,140   Logica PLC (cost $587,172)                                  1,010,330
                                                                      --------------
               Total long-term investments (cost $345,419,032)           288,381,466
                                                                      --------------
SHORT-TERM INVESTMENT  1.6%
Principal
Amount
(000)
-----------------------------------------------------------------------------------
Repurchase Agreement
               Joint Repurchase Agreement Account,
$      4,631   6.55%, 11/1/00 (cost $4,631,000; Note 5)                    4,631,000
                                                                      --------------
               Total Investments  100.6%
               (cost $350,050,032; Note 4)                               293,012,466
               Liabilities in excess of other assets  (0.6%)              (1,674,209)
                                                                      --------------
               Net Assets  100%                                       $  291,338,257
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
GDR--Global Depository Receipt.
N.V.--Naamloze Vennootachap (Dutch Corporation).
PLC--Public Limited Company.
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

The industry classification of portfolio holdings shown as a percentage of net assets as of October 31, 2000 was as follows:
Telecommunication Services                                                22.4%
Telecommunications Equipment                                              12.6
Media & Entertainment                                                     10.8
Computer Software & Services                                               9.5
Electronics                                                                7.1
Banks & Financial Services                                                 6.4
Semiconductors                                                             6.1
Pharmaceuticals                                                            4.8
Network Systems                                                            3.3
Exporting/Importing                                                        3.1
Financial Services                                                         2.4
Conglomerates                                                              2.0
Utilities                                                                  1.5
Paper & Forest Products                                                    1.3
Biotechnology                                                              1.3
Apparel                                                                    1.2
Leisure & Tourism                                                          1.1
Publishing                                                                 1.0
Diversified Manufacturing                                                  1.0
Chemicals                                                                  0.1
Repurchase Agreement                                                       1.6
                                                                         -----
                                                                         100.6
Liabilities in excess of other assets                                     (0.6)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $350,050,032)                           $293,012,466
Foreign currency, at value (cost $388,097)                               355,452
Cash                                                                     159,940
Receivable for investments sold                                        4,526,259
Receivable for Series shares sold                                        478,376
Tax reclaim receivable                                                    87,396
Interest and dividends receivable                                         16,459
Deferred expenses and other assets                                        70,809
                                                                  ----------------
      Total assets                                                   298,707,157
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      5,385,414
Payable for Series shares reacquired                                   1,006,003
Accrued expenses                                                         585,231
Management fee payable                                                   209,535
Distribution fee payable                                                 182,717
                                                                  ----------------
      Total liabilities                                                7,368,900
                                                                  ----------------
NET ASSETS                                                          $291,338,257
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    369,662
   Paid-in capital in excess of par                                  366,288,595
                                                                  ----------------
                                                                     366,658,257
   Net realized loss on investments                                  (18,245,731)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (57,074,269)
                                                                  ----------------
Net assets, October 31, 2000                                        $291,338,257
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($75,354,448
      / 9,530,029 shares of common stock issued and
      outstanding)                                                         $7.91
   Maximum sales charge (5% of offering price)                               .42
                                                                  ----------------
   Maximum offering price to public                                        $8.33
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($131,918,812 / 16,766,979 shares of common stock
      issued and outstanding)                                              $7.87
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($64,361,751
      / 8,180,072 shares of common stock issued and
      outstanding)                                                         $7.87
   Sales charge (1% of offering price)                                       .08
                                                                  ----------------
   Offering price to public                                                $7.95
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($19,703,246 / 2,489,153 shares of common stock
      issued and outstanding)                                              $7.92
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Statement of Operations

                                                                 March 1, 2000(a)
                                                                      Through
                                                                 October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $222,188)        $   2,190,107
   Interest                                                            1,250,091
                                                                 -----------------
      Total income                                                     3,440,198
                                                                 -----------------
Expenses
   Management fee                                                      1,874,203
   Distribution fee--Class A                                             142,928
   Distribution fee--Class B                                             984,173
   Distribution fee--Class C                                             527,587
   Transfer agent's fees and expenses                                    252,000
   Custodian's fees and expenses                                         202,000
   Amortization of offering costs                                        136,000
   Reports to shareholders                                               117,000
   Audit fee                                                              35,000
   Organizational cost                                                    19,000
   Legal fees and expenses                                                18,000
   Directors' fees and expenses                                           10,000
   Miscellaneous                                                         251,592
                                                                 -----------------
      Total expenses                                                   4,569,483
                                                                 -----------------
Net investment loss                                                   (1,129,285)
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (18,245,731)
   Foreign currency transactions                                        (566,607)
                                                                 -----------------
                                                                     (18,812,338)
                                                                 -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (57,037,566)
   Foreign currencies                                                    (36,703)
                                                                 -----------------
                                                                     (57,074,269)
                                                                 -----------------
Net loss on investments and foreign currencies                       (75,886,607)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (77,015,892)
                                                                 -----------------
                                                                 -----------------
---------------
(a) Commencement of investment operations.

    16                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Statement of Changes in Net Assets

                                                                March 1, 2000(a)
                                                                     Through
                                                                October 31, 2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                                            $  (1,129,285)
   Net realized loss on investment and foreign currency
      transactions                                                  (18,812,338)
   Net change in unrealized appreciation/depreciation of
      investments and foreign currencies                            (57,074,269)
                                                               -------------------
   Net decrease in net assets resulting from operations             (77,015,892)
                                                               -------------------
Series share transactions (net of conversions) (Note 6)
   Net proceeds from shares sold                                    463,656,475
   Cost of shares reacquired                                        (95,302,326)
                                                               -------------------
   Net increase in net assets from Series share transactions        368,354,149
                                                               -------------------
Total increase                                                      291,338,257
NET ASSETS
Beginning of period                                                          --
                                                               -------------------
End of period                                                     $ 291,338,257
                                                               -------------------
                                                               -------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Jennison International Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Global Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
    18

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to
                                                                          19

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Offering and Organization Expenses: Approximately $137,600 were incurred in connection with the organization of the Series. Offering costs of approximately $118,600 and organization costs of approximately $19,000 are being amortized ratably over a period of twelve months and sixty months, respectively, from the date the Series commenced investment operations.

      Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment loss by $1,129,285, decrease accumulated net realized loss on investments by $566,607 and decrease paid-in capital in excess of par by $1,695,892 for expenses not deductible for tax purposes, net operating losses and net realized foreign currency losses during the year ended October 31, 2000. Net investment loss, net realized losses and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. PIFM pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and
    20

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series' average daily net assets over $1.5 billion. PIFM pays Jennison a subadvisory fee at an annual rate of .60 of 1% of the average daily net assets of the Series up to and including $300 million, .50 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .45 of 1% of the Series' average daily net assets over $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended October 31, 2000.

      PIMS has advised the Series that they received approximately $2,334,000 and $954,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the period ended October 31, 2000, they received approximately $352,000 and $110,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date
                                                                          21

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended October 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended October 31, 2000, the Series incurred fees of approximately $220,800 for the services of PMFS. As of October 31, 2000, approximately $32,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the period ended October 31, 2000 were $559,782,924 and $196,105,246, respectively.

      The cost basis of investments for federal income tax purposes at October 31, 2000 was $355,074,343 and accordingly, net unrealized depreciation of investments for federal income tax purposes was $62,061,877 (gross unrealized appreciation--$8,847,576; gross unrealized depreciation--$70,909,453.

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $13,221,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Series had a .70% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $4,631,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.
    22

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  14,509,151    $139,773,215
Shares reacquired                                            (5,102,631)    (46,351,336)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,406,520      93,421,879
Shares issued upon conversion from Class B                      123,509       1,147,012
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 9,530,029    $ 94,568,891
                                                            -----------    ------------
                                                            -----------    ------------

---------------
(a) Commencement of investment operations.
                                                                          23

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  19,156,117    $187,515,754
Shares reacquired                                            (2,265,301)    (19,987,510)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 16,890,816     167,528,244
Shares reacquired upon conversion into Class A                 (123,837)     (1,147,012)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                16,766,979    $166,381,232
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  10,244,005    $100,815,705
Shares reacquired                                            (2,063,933)    (18,205,015)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 8,180,072    $ 82,610,690
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                   3,681,534    $ 35,551,801
Shares reacquired                                            (1,192,381)    (10,758,465)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 2,489,153    $ 24,793,336
                                                            -----------    ------------
                                                            -----------    ------------

---------------
(a) Commencement of investment operations.
    24

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Financial Highlights

                                                                      Class A
                                                                  ----------------
                                                                  March 1, 2000(a)
                                                                      Through
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.00
                                                                      --------
Income from investment operations:
Net investment loss                                                         --(d)
Net realized and unrealized loss on investment and foreign
   currency transactions                                                 (2.09)
                                                                      --------
      Total from investment operations                                  (2.09)
                                                                      --------
Net asset value, end of period                                        $   7.91
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (21.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 75,354
Average net assets (000)                                              $ 85,757
Ratios to average net assets(c):
   Expenses, including distribution and service (12b-1)
   fees(e)                                                                1.56%
   Expenses, excluding distribution and service (12b-1) fees              1.31%
   Net investment income                                                     0%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  61%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) The distributor of the Fund agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
    See Notes to Financial Statements                                     25

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  March 1, 2000(a)
                                                                      Through
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.00
                                                                  ----------------
Income from investment operations:
Net investment loss                                                       (.05)
Net realized and unrealized loss on investment and foreign
   currency transactions                                                 (2.08)
                                                                  ----------------
      Total from investment operations                                   (2.13)
                                                                  ----------------
Net asset value, end of period                                        $   7.87
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                         (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $131,919
Average net assets (000)                                              $147,626
Ratios to average net assets(c):
   Expenses, including distribution and service (12b-1) fees              2.31%
   Expenses, excluding distribution and service (12b-1) fees              1.31%
   Net investment loss                                                    (.78)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  March 1, 2000(a)
                                                                      Through
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.00
                                                                      --------
Income from investment operations:
Net investment loss                                                       (.05)
Net realized and unrealized loss on investment and foreign
   currency transactions                                                 (2.08)
                                                                      --------
      Total from investment operations                                   (2.13)
                                                                      --------
Net asset value, end of period                                        $   7.87
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 64,362
Average net assets (000)                                              $ 79,138
Ratios to average net assets(c):
   Expenses, including distribution and service (12b-1) fees              2.31%
   Expenses, excluding distribution and service (12b-1) fees              1.31%
   Net investment loss                                                    (.74)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
    See Notes to Financial Statements                                     27

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  March 1, 2000(a)
                                                                      Through
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  10.00
                                                                      --------
Income from investment operations:
Net investment income                                                      .01
Net realized and unrealized loss on investment and foreign
   currency transactions                                                 (2.09)
                                                                      --------
   Total from investment operations                                      (2.08)
                                                                      --------
Net asset value, end of period                                        $   7.92
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (20.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 19,703
Average net assets (000)                                              $ 22,320
Ratios to average net assets(c):
   Expenses, including distribution and service (12b-1) fees              1.31%
   Expenses, excluding distribution and service (12b-1) fees              1.31%
   Net investment income                                                   .23%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential World Fund, Inc.--
Prudential Jennison International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Jennison International Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2000 and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000
                                                                          29

   Prudential World Fund, Inc.    Prudential Jennison International Growth Fund
             Federal Income Tax Information (Unaudited)

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2000 the Fund intends on passing through a foreign tax credit of $.006 per share.
    30

Prudential Jennison International Growth Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Jennison International Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Jennison International Growth Fund

  Class A    Growth of a $10,000 Investment

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Jennison International
Growth Fund (Class A shares) with a similar investment in the Morgan Stanley Capital
International EAFER Index (MSCI EAFER Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

               www.prudential.com  (800) 225-1852

  Class B    Growth of a $10,000 Investment

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Jennison International
Growth Fund (Class B shares) with a similar investment in the Morgan Stanley Capital
International EAFER Index (MSCI EAFER Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Jennison International Growth Fund

  Class C    Growth of a $10,000 Investment

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Jennison International
Growth Fund (Class C shares) with a similar investment in the Morgan Stanley Capital International EAFER Index
(MSCI EAFER Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum appli-cable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

  Class Z    Growth of a $10,000 Investment

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Jennison International
Growth Fund (Class Z shares) with a similar investment in the Morgan Stanley Capital
International EAFER Index (MSCI EAFER Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols      NASDAQ         CUSIP
Class A           PJRAX        743969859
Class B           PJRBX        743969867
Class C           PJRCX        743969875
Class Z            N/A         743969883

MF190E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT   OCTOBER 31, 2000

Prudential
International Value Fund

Fund Type International stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

INVESTMENT GOALS AND STYLE
The Prudential International Value Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital.
Income is a secondary objective. There are special risks associated with foreign investments, including political, economic and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objectives.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/00
36.4% Continental Europe
22.2  Japan
14.1  United Kingdom
 8.1  Pacific Basin (excl. Japan)
 6.0  Canada
 0.5  Other
12.7  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
 3.9% Daiichi Pharma. Ind. Co., Ltd.
      Medical-Drug
 3.0  Mitsui Fudosan Co., Ltd.
      Real Estate Development
 2.7  Royal Bank of Scotland PLC
      Commercial Banking
 2.7  Matsushita Electric Ind. Co., Ltd.
      Audio/Video Products
 2.5  ING Groep N.V.
      Money Center Banks
 2.5  Bank of Nova Scotia
      Commercial Banking
 2.4  Yasuda Fire & Marine Ins. Co., Ltd.
      Insurance
 2.3  United Overseas Bank Ltd.
      Commercial Banking
 2.3  Sumitomo Marine & Fire Ins.Co., Ltd.
      Insurance
 2.3  Hitachi Ltd.
      Electric Products-Misc.

Holdings are subject to change.


           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 10/31/00

                                   One     Five       Since
                                   Year    Years    Inception2
Class A                            3.92%    N/A       50.62%
Class B                            3.22     N/A       46.07
Class C                            3.22     N/A       46.07
Class Z                            4.24    70.41%    166.75
Lipper International Fund Avg.3    2.70    62.88      ***

Average Annual Total Returns1           As of 10/31/00

                                   One     Five       Since
                                   Year    Years    Inception2
Class A                           -1.28%    N/A        9.12%
Class B                           -1.78     N/A        9.49
Class C                            1.19     N/A        9.40
Class Z                            4.24    11.25%     13.07

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.

Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 9/23/96;
Class Z, 11/5/92.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the International Fund category. The Lipper average is unmanaged. International funds invest their assets in securities with primary trading markets outside the United States.

*** Lipper Since Inception returns are 47.86% for
Class A, B, and C, and 143.54% for Class Z, based on all funds in each share class.

(LOGO)                December 15, 2000

Dear Shareholder,
The fiscal year of the Fund--the 12 months ended
October 31, 2000--was a difficult period for all investors, but particularly for international portfolios. The global markets began a steep downward correction in March, and continued down through the rest of the period. In this difficult environment, the 3.92% return on the Fund's Class A shares--a 1.28% loss to those paying the maximum one-time Class A share sales charge--beat the 2.70%
Lipper International Fund Average by more than a third, and was well ahead of the 2.90% decline of the Morgan Stanley Capital International Europe,
Australasia, and Far East (MSCI EAFER) Index.

Historically, value stocks have tended to hold their prices better than growth stocks in falling markets, and this is what happened during this period, to the Fund's benefit. In the latter half of its reporting period, the Fund's share value was much more stable than the Lipper Average or the MSCI EAFER benchmark, both of which have substantial growth-style components. Strong selection of Japanese stocks and international financial institutions further helped performance.
The Fund's economically sensitive holdings, notably metals companies, were a source of weakness.
Moreover, the continuing steep rise of the U.S.
dollar eroded the returns of all international investors. However, the Fund's almost seven-percentage-point outperformance of the MSCI EAFER
Index did much to compensate for this disadvantage.

This reporting period included markets that first favored growth, then value investing styles.
Consequently, neither had a full year of advantageous investing conditions. Since market favor does tend to alternate between the styles, we recommend that investors diversify their holdings, owning portfolios managed in both styles. This may help reduce the volatility of short-term returns.


Sincerely,

David R. Odenath, Jr., President
Prudential International Value Fund

Prudential International Value Fund

      Annual Report     October 31, 2000

INVESTMENT ADVISER'S REPORT

For about a year or so prior to March 2000, global stock markets had strongly favored telecommunications and technology stocks. Value indexes and value managers, such as ourselves, trailed as the market averages were pushed ever higher by investor demand that was focused on a few growth industries. This continued, with some February volatility, through the first four months of our reporting period. Then in March, market sentiment changed. As investors became more sensitive to rising interest rates and the possibility that corporate earnings growth would be more modest than they had hoped, the telecommunications/technology bubble burst. Investors began to look more broadly at the equity markets. Although overall market returns fell in the confusion, value stocks held up better because their prices generally were not based upon optimistic expectations.

We benefited particularly from our financial
holdings. Banks are leading a change in European
savings habits toward equity investing. As the
demands of monetary union have enforced fiscal and
monetary discipline that drove down interest rates,
investors have turned to bank-managed equity mutual
funds for higher returns. The surge in cross-
continental planning also led to greater capital
investment and to merger and acquisition activity.
Banks benefited from all of this. Even before the
market turn, we had done well on Bipop-Carire, the
product of a merger of Banca Popolare di Brescia
(BIPOP), which had been among our largest holdings,
with Cassa di Risparmio di Reggio Emilia (Carire).
We also had good performance from the ING Group and
the Royal Bank of Scotland. (See Comments on
Largest Holdings for a discussion of these two.)
Since we generally start new positions at about the
same proportion of our portfolio, our largest
holdings tend to be in the stocks that have
appreciated most. Banco Bilbao Vizcaya Argentaria,
Spain's second-largest bank, and the smaller Bank
of Nova Scotia (Canada) each rose substantially
over our fiscal year.
                                          3

Prudential International Value Fund

       Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings              As of 10/31/00
-------------------------------------------------------------------
3.9% Daiichi Pharmaceuticals Ind. Co., Ltd./Medical-Drug
     A global player in over-the-counter drugs and beauty aids, it was very attractively priced and already has appreciated substantially. After more than doubling in price, its shares are approaching a level that fully accounts for Daiichi's growth potential.

3.0% Mitsui Fudosan Co., Ltd./Real Estate Development
     Mitsui Fudosan develops and manages office buildings, condominiums, and land. Japanese real estate had been exorbitantly overpriced, and then plummeted, contributing to the severe deflationary environment in Japan and an overreaction in real estate prices. We bought the stock very inexpensively. Demand is increasing and real estate prices are recovering.

2.7% Royal Bank of Scotland PLC/Commercial Banking
     We acquired Royal Bank of Scotland shares in exchange for our holdings in National Westminster when it was acquired by Royal Scotland. It is a well-run group with over 900 branches in the United
     Kingdom and (through a subsidiary) the United
     States. Share prices rose moderately over our fiscal year.

2.7% Matsushita Electric Ind. Co., Ltd./Audio/Video Products
     Markets electronic products under such globally known brand names as Panasonic, Technics, and JVC.
     It is among the leaders in restructuring Japanese businesses to meet global competitive standards.
     Investors are recognizing the change, and Matsushita was among our top performers.

2.5% ING Groep N.V./Money Center Banks
     One of the five largest global full-range financial services companies, offering banking, insurance, and investment banking services. Well positioned to benefit from global merger and acquisition activity and from the growth of European banking. Its share price rose 44% over our reporting period.

     Holdings are subject to change.
4
           www.prudential.com  (800) 225-1852

Annual Report    October 31, 2000

JAPANESE STOCKS HAD BEEN NEGLECTED
We also had found good opportunities in Japan. The general decline of the Japanese stock markets had brought down the prices on some stocks of excellent companies. These began to recover. We took our profits on Sony, which had become our largest holding by the beginning of this fiscal year, and some of our profits on Hitachi, which had appreciated to become our fifth largest holding.
Both are electronics companies that are
restructuring to become more profit-oriented and competitive. Matsushita Electric Industrial (see
Comments on Largest Holdings) was among the largest contributors to this period's return.

VALUE STOCKS GAINED IN MANY SECTORS...
We benefited from gains on stocks in a variety of sectors and countries. We took our profits on the telecommunications firms British Telecom (United
Kingdom) and Cable & Wireless (Australia). Their prices had risen in the telecommunications boom to fair value or better; they subsequently fell in the telecommunications correction. Shares of Tesco, a food retailer in the United Kingdom, gained 47% over our reporting period. Christian Dior (France)-- which markets luxury goods under brand names such as Moet & Chandon, Louis Vuitton, and Givenchy--was a longtime holding. It has shown strong earnings growth and share price appreciation.

Among industrials, we had a good profit on
Bouygues, a French conglomerate with a large
exposure to the telecommunications sector. It had
been among our largest holdings at the beginning of
the period. It moved up sharply, and we sold it. We
had more modest gains in Rio Tinto, a U.K.-based
mining company. Total Fina (France), which we
received upon its acquisition of Elf Acquitaine,
also was a strong performer, benefiting from the
tight market in oil.
                                           5

Prudential International Value Fund

Annual Report     October 31, 2000

 ...BUT NOT SOME ECONOMICALLY SENSITIVE STOCKS
The value sector that didn't benefit from investors' new realism was basic materials.
Although many commodity companies have become more capital-efficient, a substantial improvement in earnings depends on continued economic growth.
As investors became more cautious, they continued to avoid industrials such as metal and paper companies.
Our holdings in Pohang Iron and Steel and Korea
Electric Power both suffered along with the weak
Korean stock market. Carter Holt Harvey, a New
Zealand-based lumber and wood product company, also saw a sharp share-price decline.

NEW HOLDINGS
We added two Canadian retailers: Canadian Tire and Hudson's Bay. Both were attractively priced stocks of companies with good business fundamentals. We expect their stock prices eventually to catch up with their earnings. We also added Centros Comerciales
Carrefour, the largest food retailer in Spain. The company is the product of a merger between Continente and Pryca. The process of combining operations offers opportunities for cost cutting, while the stock was selling at about a 25% discount to its peers. Reckitt Benckiser (United Kingdom) is another merger product, this one of Reckitt &
Colman and the Dutch company Benckiser. It makes brand name household goods such as Lysol, Woolite, French's Mustard, and Mop & Glo. Its new management is more aggressive than the old, and should improve its performance in Europe and in emerging market countries. Valeo is a French global automobile parts manufacturer. Parts companies tend to be less vulnerable to the successes or failures of individual car models than the big auto companies. Valeo was selling for only about 13 times estimated 2000 earnings when we acquired it. Alstom is among the world's largest engineering firms, making power generating plants, rail equipment, ships, and electrical equipment. It is divesting itself of non-core businesses, and cutting costs in a major refocusing effort, yet its shares were relatively inexpensive.

       www.prudential.com  (800) 225-1852

Looking Ahead
Interest-rate increases in the United States and Europe and higher oil prices have slowed the rate of global economic growth. The extent of this slowdown is uncertain, but analysts are decreasing their earnings projections. Growth stocks that had been priced for a best-case scenario are falling, but many value stocks had been priced for a worst-case scenario. With low investor expectations, their downside risk is relatively small, while their potential for price appreciation, should the global economy continue to chug along, is good.

We think our portfolio is well represented in several attractive sectors, including banks and financial services, drugs, household durables, retailers, and industrials. As of period-end, our holdings were priced below the MSCI EAFER Index in comparison to companies' book values and cash flows. We think we're well positioned whatever happens to the world economy.

Prudential International Value Fund Management Team

Prudential International Value Fund

Annual Report     October 31, 2000

Financial
      Statements

       Prudential World Fund, Inc.       Prudential International Value Fund
             Portfolio of Investments as of October 31, 2000

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  87.3%
Common Stocks
-------------------------------------------------------------------------------------
Argentina  0.5%
     170,000   Telecom Argentina SA (ADR)                            $    2,921,875
-------------------------------------------------------------------------------------
Australia  1.9%
     780,000   National Australia Bank Ltd.                              10,902,480
-------------------------------------------------------------------------------------
Canada  6.0%
     355,600   Alcan Aluminum Ltd.                                       11,228,613
     500,000   Bank of Nova Scotia                                       14,293,225
     420,600   Canadian Tire Corp., Ltd., (Class 'A' Stock)               4,919,945
     486,200   Hudson's Bay Co.                                           4,313,399
                                                                     --------------
                                                                         34,755,182
-------------------------------------------------------------------------------------
Finland  1.7%
     975,000   Stora Enso Oyj, Series R                                  10,015,485
-------------------------------------------------------------------------------------
France  5.9%
     410,900   Alstom                                                     9,034,787
     157,000   Christian Dior SA                                          7,983,778
      55,570   Total Fina SA, Series B                                    7,953,897
     221,100   Valeo SA                                                   9,629,153
                                                                     --------------
                                                                         34,601,615
-------------------------------------------------------------------------------------
Germany  2.9%
     170,000   Adidas-Salomon AG                                          7,807,791
     600,000   Continental AG                                             9,168,658
                                                                     --------------
                                                                         16,976,449
-------------------------------------------------------------------------------------
Hong Kong  1.9%
   1,747,000   Swire Pacific, Ltd. (Class 'A' Stock)                     10,774,824
-------------------------------------------------------------------------------------
Italy  5.6%
   1,600,000   Bipop-Carire SpA                                          12,659,539
     500,000   Banca Popolare Di Bergamo-Credito Vaesino SpA              8,574,392
   6,250,700   Benetton Group SpA                                        11,355,975
                                                                     --------------
                                                                         32,589,906

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.       Prudential International Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Japan  22.2%
     800,000   Daiichi Pharmaceutical Co., Ltd.                      $   22,723,108
   1,563,900   Daiwa House Industry Co., Ltd.                             9,815,572
   1,236,500   Hitachi Ltd.                                              13,255,498
     530,000   Matsushita Electric Industrial Co., Ltd.                  15,393,989
   1,438,100   Mitsui Fudosan Co., Ltd.                                  17,419,537
     171,400   Oriental Land Co., Ltd.                                   10,365,036
   2,185,800   Sumitomo Marine & Fire Insurance Co., Ltd.                13,338,307
   1,700,600   Tanabe Seiyaku Co., Ltd.                                  12,714,766
   2,750,600   Yasuda Fire & Marine Insurance Co., Ltd.                  14,189,003
                                                                     --------------
                                                                        129,214,816
-------------------------------------------------------------------------------------
Netherlands  5.2%
     224,200   Akzo Nobel N.V.                                           10,211,448
     220,000   ING Groep N.V.                                            15,113,343
     260,000   Koninklijke Luchtvaart Maatschappij N.V.                   4,745,629
                                                                     --------------
                                                                         30,070,420
-------------------------------------------------------------------------------------
New Zealand
      68,863   Carter Holt Harvey Ltd.                                       45,799
-------------------------------------------------------------------------------------
Singapore  2.3%
   1,806,300   United Overseas Bank Ltd.                                 13,379,238
-------------------------------------------------------------------------------------
South Korea  2.0%
     425,000   Korea Electric Power Corp.                                 9,490,110
      40,580   Pohang Iron & Steel Co., Ltd.                              2,358,099
                                                                     --------------
                                                                         11,848,209
-------------------------------------------------------------------------------------
Spain  4.7%
     615,400   BBV Argentaria SA                                          8,202,366
     130,000   Banco de Andalucia SA                                      2,868,346
     604,574   Centros Comerciales Pryca SA(a)                            7,662,867
     700,000   Iberdrola SA                                               8,563,356
                                                                     --------------
                                                                         27,296,935

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Sweden  4.2%
     600,000   Electrolux AB, Series B                               $    7,560,000
      96,800   Pharmacia & Upjohn, Inc.                                   5,198,160
     340,000   SKF AB, Series B                                           5,049,000
     440,000   Svedala Industri AB                                        6,556,000
                                                                     --------------
                                                                         24,363,160
-------------------------------------------------------------------------------------
Switzerland  6.2%
       6,000   Novartis AG                                                9,102,895
      17,000   Sulzer AG                                                 10,980,556
      70,000   UBS AG                                                     9,697,071
      30,000   Valora Holding AG                                          6,100,309
                                                                     --------------
                                                                         35,880,831
-------------------------------------------------------------------------------------
United Kingdom  14.1%
   2,000,000   British Airways PLC                                        8,935,695
   6,925,100   Corus Group PLC                                            6,228,240
   1,500,000   Hanson PLC                                                 7,909,396
   1,000,000   Reckitt Benckiser PLC                                     13,142,434
     500,000   Rio Tinto PLC                                              8,087,094
   1,600,000   Royal & Sun Alliance Insurance Group PLC                  11,384,307
     700,000   Royal Bank of Scotland PLC                                15,708,546
   2,797,100   Tesco PLC                                                 10,661,010
                                                                     --------------
                                                                         82,056,722
                                                                     --------------
               Total common stocks
                (cost $432,306,192)                                     507,693,946
                                                                     --------------

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.       Prudential International Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  11.9%
Repurchase Agreement
$    69,313   Joint Repurchase Agreement Account,
               6.55%, 11/1/00 (cost $69,313,000; Note 5)            $     69,313,000
                                                                    ----------------
              Total Investments  99.2%
               (cost $501,619,192; Note 4)                               577,006,946
              Other assets in excess of liabilities--0.8%                  4,724,171
                                                                    ----------------
              Net Assets  100%                                      $    581,731,117
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation), or Societe Anonyme, (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2000 was as follows:

Commercial Banking........................................................   16.5%
Pharmaceuticals...........................................................    8.6
Insurance.................................................................    6.7
Household Durable.........................................................    5.6
Food & Drug Retailing.....................................................    5.4
Metal & Mining............................................................    4.8
Textiles & Apparel........................................................    4.7
Finance...................................................................    4.4
Electronic Equipment & Instruments........................................    3.9
Machinery & Engineering...................................................    3.9
Auto Manufacturing........................................................    3.2
Electrical & Gas Utilities................................................    3.0
Real Estate...............................................................    3.0
Transportation Airlines...................................................    2.4
Chemicals.................................................................    1.8
Hotels Restaurants & Leisure..............................................    1.8
Forestry & Paper..........................................................    1.7
Multi-Line Retail.........................................................    1.6
Construction Materials....................................................    1.4
Oil & Gas Services........................................................    1.4
Specialty Retail..........................................................    1.0
Telecommunications........................................................    0.5
Repurchase Agreement......................................................   11.9
                                                                            -----
                                                                             99.2%
Other assets in excess of liabilities.....................................    0.8
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.       Prudential International Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments at value, excluding repurchase agreement (cost
$432,306,192)                                                       $507,693,946
Repurchase agreement (cost $69,313,000)                               69,313,000
Cash                                                                      56,542
Foreign currency, at value (cost $138,297)                               139,117
Receivable for Series shares sold                                      6,301,951
Dividends and interest receivable                                        737,685
Tax reclaim receivable                                                   575,744
Receivable for investments sold                                           97,303
Other assets                                                               6,461
                                                                  ----------------
      Total assets                                                   584,921,749
                                                                  ----------------
LIABILITIES
Payable for Series shares reacquired                                   2,262,800
Management fee payable                                                   462,174
Accrued expenses                                                         272,323
Distribution fee payable                                                 100,996
Withholding taxes payable                                                 92,339
                                                                  ----------------
      Total liabilities                                                3,190,632
                                                                  ----------------
NET ASSETS                                                          $581,731,117
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    263,284
   Paid-in capital in excess of par                                  483,358,882
                                                                  ----------------
                                                                     483,622,166
   Accumulated net realized gain on investments                       22,793,271
   Net unrealized appreciation on investments and foreign
      currencies                                                      75,315,680
                                                                  ----------------
Net assets, October 31, 2000                                        $581,731,117
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($72,184,892 / 3,269,830 shares of common stock issued
      and outstanding)                                                    $22.08
   Maximum sales charge (5% of offering price)                              1.16
                                                                  ----------------
   Maximum offering price to public                                       $23.24
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($86,451,363 / 3,950,848 shares of common stock
      issued and outstanding)                                             $21.88
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($17,754,707/ 811,398 shares of common stock issued and
      outstanding)                                                        $21.88
   Sales charge (1% of offering price)                                       .22
                                                                  ----------------
   Offering price to public                                               $22.10
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($405,340,155 / 18,296,370 shares of common stock
      issued and outstanding)                                             $22.15
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.       Prudential International Value Fund

             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,571,553)       $ 10,645,759
   Interest                                                            2,938,501
                                                                  ----------------
      Total income                                                    13,584,260
                                                                  ----------------
Expenses
   Management fee                                                      5,524,090
   Distribution fee--Class A                                             168,405
   Distribution fee--Class B                                             991,060
   Distribution fee--Class C                                             180,819
   Transfer agent's fees and expenses                                  1,015,000
   Custodian's fees and expenses                                         473,000
   Reports to shareholders                                               120,000
   Registration fees                                                      80,000
   Legal fees and expenses                                                45,000
   Audit fees                                                             35,000
   Directors' fees and expenses                                           15,000
   Miscellaneous                                                          22,244
                                                                  ----------------
      Total expenses                                                   8,669,618
                                                                  ----------------
Net investment income                                                  4,914,642
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            62,337,745
   Foreign currency transactions                                      (2,001,742)
                                                                  ----------------
                                                                      60,336,003
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (40,024,253)
   Foreign currencies                                                     64,707
                                                                  ----------------
                                                                     (39,959,546)
                                                                  ----------------
Net gain on investments and foreign currencies                        20,376,457
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 25,291,099
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund

             Statement of Changes in Net Assets

                                                      Year Ended October 31,
                                                -----------------------------------
                                                      2000               1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $      4,914,642    $     6,286,376
   Net realized gain on investment and
      foreign currency transactions                   60,336,003         24,041,413
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies             (39,959,546)        70,216,724
                                                ----------------    ---------------
   Net increase in net assets resulting from
      operations                                      25,291,099        100,544,513
                                                ----------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                           (449,461)          (384,802)
      Class B                                            (45,069)           (50,664)
      Class C                                             (7,949)            (7,740)
      Class Z                                         (3,331,846)        (2,927,028)
                                                ----------------    ---------------
                                                      (3,834,325)        (3,370,234)
                                                ----------------    ---------------
   Distributions from net realized capital
      gains
      Class A                                         (2,879,777)                --
      Class B                                         (4,822,392)                --
      Class C                                           (850,578)                --
      Class Z                                        (16,278,883)                --
                                                ----------------    ---------------
                                                     (24,831,630)                --
                                                ----------------    ---------------
Series share transactions (net of
   conversions)
   (Note 6)
   Net proceeds from shares sold                   1,558,082,803      1,038,865,029
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   28,429,080          3,360,460
   Cost of shares reacquired                      (1,534,854,738)    (1,015,931,671)
                                                ----------------    ---------------
   Net increase in net assets from Series
      share transactions                              51,657,145         26,293,818
                                                ----------------    ---------------
Total increase                                        48,282,289        123,468,097
NET ASSETS
Beginning of year                                    533,448,828        409,980,731
                                                ----------------    ---------------
End of year(a)                                  $    581,731,117    $   533,448,828
                                                ----------------    ---------------
                                                ----------------    ---------------
------------------------------
(a) Includes undistributed net investment
    income of:                                  $             --    $     3,562,439
                                                ----------------    ---------------
                                                ----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    18

       Prudential World Fund, Inc.       Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the
                                                                          19

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Series accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment income by $4,642,756 and decrease accumulated net realized gain on investments by $37,440,324 and increase paid-in capital in excess of par by $42,083,080 for redemptions utilized as distributions for federal income tax purposes and for realized foreign currency losses during the year ended October 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCO') is a limited partner. Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      Effective January 1, 2000 the management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to 300 million and .90 of 1% of average daily net assets in excess of 300 million of the Series. Prior to January 1, 2000 the fee was computed daily and payable monthly at an
    20

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements Cont'd.

annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 2000.

      PIMS has advised the Series that they received approximately $83,000 and $31,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended October 31, 2000, they received approximately $276,000 and $9,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and PAMCO are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2000.
                                                                          21

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Series incurred fees of approximately $78,100 for the services of PMFS. As of October 31, 2000 approximately $981,700 such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 2000 were $196,441,943 and $173,947,399, respectively.

      The federal income tax basis of the Series' investments as of October 31, 2000 was $501,676,383 accordingly, net unrealized appreciation on investments for federal income tax purposes was $75,330,563 (gross unrealized appreciation--$114,759,746, gross unrealized depreciation--$39,429,183).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Series had a 10.52% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $69,313,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.
    22

       Prudential World Fund, Inc.       Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                15,814,956    $   356,822,680
Shares issued in reinvestment of dividends and
  distributions                                               146,976          3,267,270
Shares reacquired                                         (15,675,172)      (354,627,619)
                                                          -----------    ---------------
Net increase in shares outstanding before conversion          286,760          5,462,331
Shares issued upon conversion from Class B                    260,188          5,874,396
                                                          -----------    ---------------
Net increase in shares outstanding                            546,948    $    11,336,727
                                                          -----------    ---------------
Year ended October 31, 1999:
Shares sold                                                 5,231,884    $   108,850,967
Shares issued in reinvestment of dividends and
  distributions                                                20,402            378,859
Shares reacquired                                          (5,239,651)      (108,963,225)
                                                          -----------    ---------------
Net increase in shares outstanding before conversion           12,635            266,601
Shares issued upon conversion from Class B                    132,844          2,755,379
                                                          -----------    ---------------
Net increase in shares outstanding                            145,479    $     3,021,980
                                                          -----------    ---------------
                                                          -----------    ---------------

                                                                          23

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements Cont'd.

Class B                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                 1,041,891    $    23,528,726
Shares issued in reinvestment of dividends and
  distributions                                               213,209          4,728,969
Shares reacquired                                          (1,588,503)       (35,900,566)
                                                          -----------    ---------------
Net decrease in shares outstanding before conversion         (333,403)        (7,642,871)
Shares reacquired upon conversion into Class A               (261,645)        (5,874,396)
                                                          -----------    ---------------
Net decrease in shares outstanding                           (595,048)   $   (13,517,267)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 1999:
Shares sold                                                 1,638,622    $    33,422,346
Shares issued in reinvestment of dividends and
  distributions                                                 2,633             48,820
Shares reacquired                                          (2,127,610)       (43,374,506)
                                                          -----------    ---------------
Net decrease in shares outstanding before conversion         (486,355)        (9,903,340)
Shares reacquired upon conversion into Class A               (133,715)        (2,755,379)
                                                          -----------    ---------------
Net decrease in shares outstanding                           (620,070)   $   (12,658,719)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class C
--------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   924,516    $    20,585,463
Shares issued in reinvestment of dividends and
  distributions                                                37,783            838,028
Shares reacquired                                            (964,211)       (21,566,618)
                                                          -----------    ---------------
Net decrease in shares outstanding                             (1,912)   $      (143,127)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 1999:
Shares sold                                                 1,059,135    $    21,509,606
Shares issued in reinvestment of dividends and
  distributions                                                   405              7,502
Shares reacquired                                          (1,031,357)       (20,905,913)
                                                          -----------    ---------------
Net increase in shares outstanding                             28,183    $       611,195
                                                          -----------    ---------------
                                                          -----------    ---------------

    24

       Prudential World Fund, Inc.       Prudential International Value Fund

             Notes to Financial Statements Cont'd.

Class Z                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                51,001,500    $ 1,157,145,934
Shares issued in reinvestment of dividends and
  distributions                                               880,270         19,594,813
Shares reacquired                                         (49,302,541)    (1,122,759,935)
                                                          -----------    ---------------
Net increase in shares outstanding                          2,579,229    $    53,980,812
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 1999:
Shares sold                                                42,330,958    $   875,082,110
Shares issued in reinvestment of dividends and
  distributions                                               157,357          2,925,279
Shares reacquired                                         (40,619,778)      (842,688,027)
                                                          -----------    ---------------
Net increase in shares outstanding                          1,868,537    $    35,319,362
                                                          -----------    ---------------
                                                          -----------    ---------------

Note 7. Change in Subadvisor
On November 15, 2000, the Board of Directors approved a change in the subadvisor of the Fund from Mercator to Bank of Ireland Asset Management effective in early January 2001.
                                                                          25

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 22.42
                                                                     --------
Income from investment operations:
Net investment income (loss)                                              .19
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          .71
                                                                     --------
      Total from investment operations                                    .90
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.17)
Distributions from net realized capital gains                           (1.07)
                                                                     --------
      Total distributions                                               (1.24)
                                                                     --------
Net asset value, end of period                                        $ 22.08
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                          3.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $72,185
Average net assets (000)                                              $67,362
Ratios to average net assets:
      Expenses, including distribution and service (12b-1)
      fees(e)                                                            1.52%
      Expenses, excluding distribution and service (12b-1)
      fees                                                               1.27%
      Net investment income (loss)                                        .84%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 33%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the year.
(e) The distributor of the Fund agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                    Class A
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(c)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.33             $  18.24             $  16.59              $16.48                 $ 16.54
    --------             --------             --------             -------                 -------
         .27                  .27                  .24                (.01)                     --
        3.97                  .40                 1.85                 .12                    (.06)
    --------             --------             --------             -------                 -------
        4.24                  .67                 2.09                 .11                    (.06)
    --------             --------             --------             -------                 -------
        (.15)                (.18)                (.24)                 --                      --
          --                 (.40)                (.20)                 --                      --
    --------             --------             --------             -------                 -------
        (.15)                (.58)                (.44)                 --                      --
    --------             --------             --------             -------                 -------
    $  22.42             $  18.33             $  18.24              $16.59                 $ 16.48
    --------             --------             --------             -------                 -------
    --------             --------             --------             -------                 -------
       23.30%                3.85%               12.85%                .67%                   (.36)%
    $ 61,036             $ 47,237             $ 36,184              $5,169(c)              $   199(d)
    $ 52,732             $ 44,708             $ 18,779              $2,793(c)              $   199(d)
        1.61%                1.62%                1.75%               2.05%(b)                2.46%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
        1.35%                1.28%                1.40%              (1.03)%(b)                .75%(b)
          21%                  15%                   9%                  4%                     15%

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   22.23
                                                                    ----------
Income from investment operations:
Net investment income (loss)                                               .02
Net realized and unrealized gain on investment and foreign
   currency transactions                                                   .71
                                                                    ----------
      Total from investment operations                                     .73
                                                                    ----------
Less distributions:
Dividends from net investment income                                      (.01)
Distributions from net realized capital gains                            (1.07)
                                                                    ----------
      Total distributions                                                (1.08)
                                                                    ----------
Net asset value, end of period                                       $   21.88
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a)                                                           3.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  86,451
Average net assets (000)                                             $  99,106
Ratios to average net assets:
      Expenses, including distribution and service (12b-1)
      fees                                                                2.27%
      Expenses, excluding distribution and service (12b-1)
      fees                                                                1.27%
      Net investment income (loss)                                         .07%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                    Class B
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(c)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.18             $  18.13             $  16.57              $16.47                 $ 16.54
----------------         --------             --------             -------                 -------
         .12                  .10                  .12                (.02)                     --
        3.94                  .43                 1.84                 .12                    (.07)
----------------         --------             --------             -------                 -------
        4.06                  .53                 1.96                 .10                    (.07)
----------------         --------             --------             -------                 -------
        (.01)                (.08)                (.20)                 --                      --
          --                 (.40)                (.20)                 --                      --
----------------         --------             --------             -------                 -------
        (.01)                (.48)                (.40)                 --                      --
----------------         --------             --------             -------                 -------
    $  22.23             $  18.18             $  18.13              $16.57                 $ 16.47
----------------         --------             --------             -------                 -------
----------------         --------             --------             -------                 -------
       22.34%                3.05%               12.04%                .61%                   (.42)%
    $101,043             $ 93,896             $ 87,155              $1,922(c)              $   199(d)
    $ 98,842             $ 98,444             $ 47,584              $  313(c)              $   199(d)
        2.36%                2.37%                2.50%               2.80%(b)                3.21%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
         .59%                 .53%                 .65%              (1.78)%(b)                  0%(b)

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 22.23
                                                                     --------
Income from investment operations:
Net investment income (loss)                                              .02
Net realized and unrealized gain on investment and foreign
   currency transactions                                                  .71
                                                                     --------
      Total from investment operations                                    .73
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.01)
Distributions from net realized gains                                   (1.07)
                                                                     --------
      Total distributions                                               (1.08)
                                                                     --------
Net asset value, end of period                                        $ 21.88
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                          3.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $17,755
Average net assets (000)                                              $18,082
Ratios to average net assets:
      Expenses, including distribution and service (12b-1)
      fees                                                               2.27%
      Expenses, excluding distribution and service (12b-1)
      fees                                                               1.27%
      Net investment income (loss)                                        .07%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the year.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                    Class C
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(c)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.18             $  18.13             $  16.57              $16.47                 $ 16.54
    --------             --------             --------             -------                 -------
         .11                  .10                  .12                (.02)                     --
        3.95                  .43                 1.84                 .12                    (.07)
    --------             --------             --------             -------                 -------
        4.06                  .53                 1.96                 .10                    (.07)
    --------             --------             --------             -------                 -------
        (.01)                (.08)                (.20)                 --                      --
          --                 (.40)                (.20)                 --                      --
    --------             --------             --------             -------                 -------
        (.01)                (.48)                (.40)                 --                      --
    --------             --------             --------             -------                 -------
    $  22.23             $  18.18             $  18.13              $16.57                 $ 16.47
    --------             --------             --------             -------                 -------
    --------             --------             --------             -------                 -------
       22.34%                3.05%               12.04%                .61%                   (.42)%
    $ 18,078             $ 14,271             $ 12,354              $  200(c)              $   199(d)
    $ 15,815             $ 14,345             $  7,473              $  202(c)              $   199(d)
        2.36%                2.37%                2.50%               2.80%(b)                3.21%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
         .59%                 .53%                 .65%              (1.78)%(b)                  0%(b)

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2000(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   22.48
                                                                    ----------
Income from investment operations:
Net investment income (loss)                                               .25
Net realized and unrealized gain on investment and foreign
   currency transactions                                                   .71
                                                                    ----------
   Total from investment operations                                        .96
                                                                    ----------
Less distributions:
Dividends from net investment income                                      (.22)
Distributions from net realized gains                                    (1.07)
                                                                    ----------
   Total distributions                                                   (1.29)
                                                                    ----------
Net asset value, end of period                                       $   22.15
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a)                                                           4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 405,340
Average net assets (000)                                             $ 391,289
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
   fees                                                                   1.27%
   Expenses, excluding distribution and service (12b-1)
   fees                                                                   1.27%
   Net investment income (loss)                                           1.09%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Calculated based upon average shares outstanding during the year.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund

             Financial Highlights Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996         Year Ended
----------------------------------------------------------         Through           September 30,
      1999                 1998               1997(c)          October 31, 1996           1996
----------------------------------------------------------------------------------------------------------
    $  18.38             $  18.28             $  16.59             $  16.48             $  15.25
----------------     ----------------     ----------------     ----------------     ----------------
         .31                  .30                  .31                 (.01)                 .22
        3.99                  .41                 1.82                  .12                 1.20
----------------     ----------------     ----------------     ----------------     ----------------
        4.30                  .71                 2.13                  .11                 1.42
----------------     ----------------     ----------------     ----------------     ----------------
        (.20)                (.21)                (.24)                  --                 (.19)
          --                 (.40)                (.20)                  --                   --
----------------     ----------------     ----------------     ----------------     ----------------
        (.20)                (.61)                (.44)                  --                 (.19)
----------------     ----------------     ----------------     ----------------     ----------------
    $  22.48             $  18.38             $  18.28             $  16.59             $  16.48
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       23.62%                4.08%               13.13%                 .67%                9.44%
    $353,292             $254,577             $237,976             $190,428             $188,386
    $308,917             $258,322             $219,419             $191,228             $161,356
        1.36%                1.37%                1.50%                1.80%(b)             1.61%(c)
        1.36%                1.37%                1.50%                1.80%(b)             1.61%(c)
        1.59%                1.53%                1.65%                (.78)%(b)            1.58%(c)

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.       Prudential International Value Fund

             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated November 27, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000
    34

       Prudential World Fund, Inc.       Prudential International Value Fund

             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended October 31, 2000, the Fund paid an ordinary distribution for Class A shares totaling $.17 per share, which is taxable as ordinary income. The Fund paid an ordinary distribution for Class B and Class C shares totaling $.01 per share, which is taxable as ordinary income. The Fund paid an ordinary distribution for Class Z shares totaling $.22 per share, which is taxable as ordinary income. The Fund paid long-term capital gains distributions for Class A, Class B, Class C and Class Z shares of $1.07 per share, which are taxable as such. The Fund utilized redemptions as distributions in the amount of $.109 and $1.70 of ordinary income and long-term capital gains, respectively, for each class of shares.

      Further, we wish to advise you that 11.47% of the ordinary income dividends paid in the fiscal year ended October 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2000 the Fund intends on passing through 40% per share of ordinary income distributions as a foreign tax credit.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DID as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          35

Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
          www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

           www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you.
The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

          www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential International Value Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge      -1.28%          N/A              9.12%
Without Sales Charge    3.92%          N/A             10.50%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value
Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International EAFER Index
(MSCI EAFER Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

              www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                        One Year     Five Years     Since Inception
With Sales Charge        -1.78%         N/A               9.49%
Without Sales Charge      3.22%         N/A               9.67%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund
(Class B shares) with a similar investment in the Morgan
Stanley Capital International EAFER Index (MSCI
EAFER Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential International Value Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge       1.19%          N/A              9.40%
Without Sales Charge    3.22%          N/A              9.67%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund
(Class C shares) with a similar investment in the Morgan
Stanley Capital International EAFER Index (MSCI
EAFER Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class Z   Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year     Five Years     Since Inception
With Sales Charge       4.24%         11.25%            13.07%
Without Sales Charge    4.24%         11.25%            13.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class Z shares) with a similar investment in the Morgan
Stanley Capital International EAFER Index (MSCI
EAFER Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI EAFER Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
The MSCI EAFER Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFER Index may differ substantially from the securities in the Fund. The MSCI EAFER Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Mercator Asset Management, L.P.
2400 East Commercial Boulevard
Suite 810
Fort Lauderdale, FL 33308

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ        CUSIP
Class A         PISAX       743969503
Class B         PISBX       743969602
Class C         PCISX       743969701
Class Z         PISZX       743969800

MF115E3

(LOGO) Printed on Recycled Paper